Summary Prospectus and Prospectus Supplement
Equity Income Fund
Value Fund
Mid Cap Value Fund
Focused Large Cap Value Fund
Summary Prospectuses and Prospectuses dated August 1, 2024

American Century® Focused Large Cap Value ETF
Summary Prospectus and Prospectus dated January 1, 2025

Supplement dated May 31, 2025

Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, has announced his plans to retire. As a result, he will no longer serve as a portfolio manager for the funds effective December 31, 2025.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-98715 2505